UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2013, Stuart Goodfellow notified ChoiceOne Financial Services, Inc. ("ChoiceOne") of his retirement from the Board of Directors and as Chairman of the Board of ChoiceOne effective December 18, 2013, due to the retirement policy for members of the Board of Directors set forth in ChoiceOne's Bylaws. There is no disagreement between ChoiceOne and Mr. Goodfellow known to an executive officer of ChoiceOne, as defined in 17 CFR 240.3b-7, on any matter relating to ChoiceOne's operations, policies or practices.

On December 18, 2013, Paul L. Johnson was appointed as Chairman of the Board of ChoiceOne effective December 18, 2013, to fill the vacancy created by Mr. Goodfellow's retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 19, 2013	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer